Cash, Cash Equivalents and Current Marketable Securities	12 Months Ended
Dec. 29, 2013
Cash and Cash Equivalents [Abstract]
Cash, Cash Equivalents and Current Marketable Securities
Cash, Cash Equivalents and Current Marketable Securities
At the end of 2013 and 2012, cash, cash equivalents and current marketable securities were comprised of:

(Dollars in Millions)	2013	2012
Cash	$2,789	3,032
Government securities and obligations	7,632	7,622
Reverse repurchase agreements	15,006	7,701
Corporate debt securities	1,467	622
Money market funds	1,886	1,406
Time deposits	426	706
Total cash, cash equivalents and current marketable securities	$29,206	21,089

The estimated fair value was the same as the amortized cost as of December 29, 2013 and December 30, 2012.
As of December 29, 2013, current marketable securities consisted of $6,160 million, $1,100 million and $1,019 million of government securities and obligations, reverse repurchase agreements and corporate debt securities, respectively.
As of December 30, 2012, current marketable securities consisted of $5,226 million, $500 million and $452 million of government securities and obligations, reverse repurchase agreements and corporate debt securities, respectively.
Fair value of government securities and obligations and corporate debt securities were estimated using quoted broker prices and significant other observable inputs.
The Company invests its excess cash in both deposits with major banks throughout the world and other high-quality money market instruments. The Company has a policy of making investments only with commercial institutions that have at least an "A" (or equivalent) credit rating.